EXHIBIT 99.1

July 3, 2023

U.S Securities and Exchange Commission

450 Fifth Street N.W

Washington, DC 20549

Re: Trident Brands Incorporated

We have read the statements under the Changes In Registrant’s Certifying Accountant section of item 4.01 in the Form 8-K to be filed with the Securities and Exchange Commission. We agree with the statements pertaining to us.

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas